

medicametrix™

ProstaMetrix Innovative Solutions for Prostate Health

OCTOBER 2021

Disclaimer

The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and reviews of MedicaMetrix (the “Company”) and of the information contained in this presentation. Prospective investors should consult their own professional advisors to assess their potential investment in the Company. This presentation contains “forward-looking statements” within the meaning of applicable Canadian and U.S. securities legislation. Generally, any statements that are not historical facts may be forward-looking statements, and forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. Forward-looking statements include, but are not limited to: statements regarding the growth and acquisition strategy of the Company; details regarding the proposed business operations of the Company; intention to develop and launch new products; intention to enter into new markets; expectations regarding the co-operation with potential partners; and expectations regarding the growth of the markets and use of products and/or services. Furthermore, certain information set out herein may be considered as “financial outlook” within the meaning of applicable securities laws. Any such "financial outlook" has been approved by management of the Company. Such financial outlook is provided for the purpose of providing information about management's current expectations and plans relating to the future. Readers are cautioned that reliance on such information may not be appropriate for other purposes. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements, including risks, uncertainties and assumptions set out under the heading “Risk Factors” set out in the Company's public disclosure documents. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not undertake to update or revise any forward-looking statements that are included herein, except in accordance with applicable securities laws. This presentation has been provided to the recipient for information purposes only and no representation or warranty, express or implied, is made as to the completeness or accuracy of the information contained herein. The contents are not to be reproduced or distributed to the public or press. The information contained herein is not guaranteed as to its accuracy or completeness. Throughout this presentation various logos and trademarks will be used. These trademarks and logos are the property of their respective owners. An investment in the Company's securities should be considered highly speculative. There is no guarantee that an investment in the Company will earn any positive return in the short or long term. An investment in the Company is appropriate only for investors who have the capacity to absorb a loss of some or all of their investment. There are certain risk factors associated with an investment in the Company’s securities. See "Risk Factors" set out in the Company's public disclosure documents. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Testing the Waters

The Company is "TESTING THE WATERS" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the Company does go ahead with an offering, it will only be able to make sales after it has filed with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation of commitment of any kind an offering statement regarding this offering has been filed with the SEC You may obtain a copy of the preliminary Offering Circular that is part of that offering statement from:
https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

medicametrix™

Company Overview & Highlights

"We believe that we are leading the development of a new paradigm that transforms the diagnosis, treatment, and management of prostate care early with patients journey in mind.

The unmet medical need addressed by the ProstaMetrix device is assisting in distinguishing aggressive from indolent prostate cancer."

- *Christopher G. LaFarge, Chief Operating Officer*

Company Overview & Highlights

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

This patented and inventive device, ProstaMetrix, provides a novel screening solution that we believe will transform the prostate diagnostic process; ProstaMetrix allows physicians to provide timely in-office information, at a lower cost, with the goal of reduced patient inconvenience resulting in greatly improved healthcare outcomes.

ProstaMetrix System is a portable, physician's office medical tech device that turns a digital rectal exam into a next generation cancer screening tool.

- Low cost, convenient
- Minimally invasive
- In-office, real time results
- Virtually no harmful side effects

Investment Strengths and Advantages:

- Patented, innovative and novel MedTech
- No known direct competitors, first mover advantage
- Certified for use in UK, Euro Zone and India [The company is the process of working toward clearance with the FDA, pending a successful outcome could happen by 2022]
- Diverse, experienced management team with start-up company knowhow
- Developed, designed and engineered in the U.S.

Prostate Cancer and the Medical Device Market

In the United States, prostate cancer is the second most common cancer in men, second only to skin cancer. There is a critical need for low cost, more accurate prostate cancer screening in the early stages.

One in eight men will be diagnosed with prostate cancer

2nd leading cause of cancer death in American men, behind only lung cancer

The prostate cancer diagnostics market was valued at:
$3.32 BILLION in 2020

And expected to grow to:
$7.65 BILLION in 2027 at a CAGR of 13%

The Problem With Current Screenings

Distinguishing between aggressive and indolent forms of prostate cancer is difficult. PSA tests and Digital Rectal Exams can alert doctors to the presence of cancer, but there is no precise way to determine, definitively, whether the cancers detected will cause symptoms or harm during a man's lifetime. Often, this leads to the **overtreatment of indolent cancers**, and potential delays in treatment for those with aggressive cancer.

The typical prostate screening process involves:

Physical Exam (Digital Rectal Exam) & PSA Test

- 75% false positive rate
- Cannot distinguish between slow-growing and more serious levels of cancer

MRI / TRUS Imaging

- Highly expensive
- Inconvenient
- (separate appointment needed for procedure)
- Delayed Results
- Resource intensive

Biopsies

- Highly invasive and painful
- Unnecessary biopsies can result in negative patient outcomes at high medical costs

Transforming Patient Care Through Innovative Medtech Solutions

In coordination with front-line clinicians, product designers and developers, we are developing ProstaMetrix with an aim to revolutionize the prostate screening process and the sizeable need for better management and monitoring of prostate health.

Standard Process	ProstaMetrix Process
Step 1: Abnormal PSA/Physical Exam	**Step 1:** Abnormal PSA/Physical Exam
Step 2: Referral to Specialist	**Step 2:** ProstaMetrix Exam
Step 3: Biopsy	**Step 3:** Diagnosis & Treatment
Step 4: 6-8 week waiting period	
Step 5: MRI	
Step 6: Diagnosis & Treatment	

Our Solutions: Prostate Health



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prostametrix™

The **ProstaMetrix™** System

ProstaMetrix System is a small, portable device that provides early and consistent readings of prostate volume, an important metric when assessing prostate health and a key indicator of prostate cancer.

- Aids in determining between indolent and aggressive cancers
- Accurate, real-time results
- Fewer false positive diagnoses
- Limits the need for while supplementing the use of biopsies
- Lower cost
- Allows clinicians to assess and treat other prostate health issues.

The **ProstaMetrix**™ System

ProstaMetrix measures prostate width and calculates volume using fiber optic sensors and proprietary roller-wheel technology.

1


medicametrix

Encoder is placed over fingertip during a routing digital rectal exam (DRE).

2


Bladder
Rectum
Prostate

Fiber optic sensors coupled with patented technology measures prostate width and accurately calculates crucial prostate volume.

3


Vol. = 16.5 cc
medicametrix

Prostate volume measurements are delivered on screen in real-time.

Innovations in Prostate Screening



ProstaMetrix Advantages & Benefits

- Less invasive screening option for patients (compared to biopsies)
- An efficient way for patients and physicians to monitor the progression of the disease
- Reduce number of unnecessary and costly imaging procedures and potentially harmful biopsies
- Removal of risk and complications that sometimes arise from biopsy procedures
- Doesn’t require a separate doctor or medical appointment
- Lower costs of screening for patients
- Increased speed in screening information available for physicians
- Reduction of over-treatment of indolent cancer, which exceeds $3 billion annually in the U.S.
- There are currently no direct competitors with ProstaMetrix

First Mover Advantage

	Cost	Convenience	Diagnostic Value Chain	Invasiveness	Conclusion
	✓ Low cost	✓ Routine office procedure	✓ Early stage diagnostic procedure	✓ Minimally invasive	✓ Practical, convenient and low-cost option for early stage prostate volume measurement
MRII / CAT scan	$2000+ per procedure	Requires separate appointment & Radiologist	Mid to late stage diagnostic procedure	Non Invasive	Impractical due to high cost & limited accessibility
Trans-Rectal/ Trans-Abdominal Ultrasound	$250- $1000 per procedure	Requires separate appointment	Mid to late stage diagnostic procedure	TRUS - Minimally Invasive TRAS – Non Invasive	Impractical due to high cost & limited accessibility
Biopsy	$800 - $3000 per procedure	Requires separate appointment	Mid to late stage diagnostic procedure	Highly invasive Inconclusive samples may require repeat biopsies	High cost and invasiveness could result in negative patient outcomes

ProstaMetrix Drives Value for Patients, Clinicians, Payers and Investors

Patients

- More frequent and timely cancer screenings, fewer biopsies, real-time, office based results.
- Highly accurate measurements of the prostate.
- Early detection of benign prostate issues such as prostatitis and BPH.
- Allows clinicians to more reliably monitor prostate health of patients.

Clinicians

- Ability to serve more patients in the ambulatory setting.
- Easily tracks prostate volume changes over time.
- Immediate access to clinical information regarding a patient's prostate volume, enabling them to more appropriately refer to a higher level of care if needed.

Payers

- Current screening tools such as TRUS & MRI are expensive and often cost upwards of $640 and $2000 respectively.
- Accurate screening of prostate health at an early stage will help reduce costs of unnecessary procedures and treatments for payers.

Investors

- No other device currently on the market offers early stage measurements of prostate volume–a key indicator of prostate cancer.
- MedicaMetrix has a strong team of medical professionals with over thirty years of experience in the field of urology and vascular medicine.
- ProstaMetrix sales in India, expected in 2021, the EU and the UK expected in 2022, followed by a rollout in North America.

Growth Strategy

Innovative Medtech
Collaborate and develop commercial-ready ProstaMetrix devices for use by medical professionals worldwide who treat men with urological issues.

Design & Engineering
Nurture and leverage outstanding design and engineering talent globally to improve patient care.

Clinical Excellence
Plan and conduct clinical trials with leading medical professionals around the world to refine and demonstrate ProstaMetrix accuracy and efficiency, while ensuring it safely solves unmet needs.

Global Regulatory Expertise
Accelerate registrations, certifications and approvals required for market entry; and fair and profitable reimbursement for ProstaMetrix users worldwide.

Global Market Reach
Establish efficient and flexible global sales, marketing and distribution networks by aligning with high-performing strategic partners.

Global Supply Chain
Create scalable, efficient global manufacturing and supply chains that produce high-quality ProstaMetrix devices with attractive margins.

Milestones & Roadmap

May 13th, 2020
Incorporation of MMx

July / August 2020
Series A [raised $500.000]

August 2020
ISO 13485 for Lowell Granted

September 2020
Prostametrix
Successful CE Audit (for sales in UK/EU)
CE for SureSet

October 2020
ISO 13485 and ISO 45001 for India Granted

YE2020

January 2021
Series B [raised $3.000.000]

May 2021
IRB approval for PMx study in India

May 2021
FDA registration pre-submission

June 2021
Controller redesign

July 2021
Encoder redesign

August 2021
India manufacturing operations stablished

Sept 2021
ISO 13485
For Indian manufacturing facility.

Executive Team



SATISH VANKAYALAPATI

CHAIRMAN

Satish is the Founder/CEO of UrbanX Global, which invests in technology-enhanced healthcare and medical devices, platforms for enhancing and securing the online environment, and real estate.

Satish recently served as the President of Capri Capital Partners, the $3.6 billion real estate asset management firm and was a partner at McKinsey & Company, where he opened the Firm's Doha office and co-led the real estate and infrastructure practice and served in the technology practice.



ROBERT RUDELIUS

PRESIDENT & CHIEF EXECUTIVE OFFICER

Robert is a Managing Partner of UrbanX Global, an investment company focused on innovation markets. Robert also founded Noble Ventures to provide advisory services to medtech, e-commerce and IT companies.

Robert has served as CEO of Media DVX, Inc. (sold to StarNet), President/COO of Control Data Systems (sold to British Telecom), Managing Partner of AT&T Solutions and a partner at McKinsey & Company where he led the Firms IT/Systems practice in Japan and the UK. Board experience includes PetVivo Holdings, Inc. (PETV) and on Axogen, Inc. (AXGN).



CHRISTOPHER G. LAFARGE

CHIEF OPERATING OFFICER

Christopher has provided strategic leadership for early stage, life science, and medical device companies in the fields of urology, anesthesiology, intensive care, and neuroscience.

He is the inventor of ProstaMetrix® which he guided through CE Mark certification. He was COO of Bach Pharma, a pharmaceutical company developing therapeutics for the treatment of neurodegenerative diseases. Christopher has an MBA from the Yale School of Management and a BA in Biology from Harvard College.

Executive Team



RICHARD C. CARLSON

EXECUTIVE VICE PRESIDENT BUSINESS DEVELOPMENT

Richard has more than 20 years of prostate disease market experience and has been involved in companies focused on the specialty of urology for more 30 years. Prior to MedicaMetrix, Rick served as the CEO of ProUroCare Medical, Inc., a developer of a tactile imaging device that creates a real-time color image of the prostate.

Richard has brought to market numerous medical devices for industry leaders such as American Medical Systems, C. R. Bard, Boston Scientific, Advanced Surgical Intervention, Medtronic, and Vicon Systems.



PETER N. MADRAS, M.D.

CHIEF SCIENTIFIC & MEDICAL OFFICER

Dr. Madras retired from his career as a transplant and vascular surgeon after a 7-year stint at the University of Toronto and 23 years at Harvard and the Beth Israel Deaconess Medical Center (BIDMC). He has worked in the biotech industry, including the Avco Everett Research Laboratory where he led the medical group in developing the Intra-Aortic Balloon pump, and was medical director for Grace Biomedical developing bio-hybrid artificial organs.

Dr. Madras served as President of the Medical Development Group of Boston and currently lectures at MIT's Institute of Medical Sciences and Engineering.

He serves on the boards of several start-up and high-growth companies.



JOHN A. LIBERTINO, M.D.

MEDICAL ADVISOR

Dr. Libertino is a renowned urologist and Senior VP of Clinical Business Development at Emerson Hospital in Concord, MA. His clinical interests include urologic surgery, adrenal cancer, renal cancer, bladder cancer, continent diversions, prostate cancer, urethral cancer and testes cancer.

Dr. Libertino was formerly Chrm/CEO at Lahey Clinic Medical Center, also serving as Chairman of the Division of Surgery, Vice Chairman of the Board of Trustees and Director of the Sophia Gordon Cancer Center. Dr. Libertino is a member of MedicaMetrix's Advisory board, not an active member of management.

Contact Us

Ethan Karayannopoulos,
IR Advisor

Phone: + 1 (833) 663-8748
Email: ethan@medicametrix.com


Thank You.
medicametrix.com

medicametrix™

Innovative Solutions for Prostate Health

MedicaMetrix is pursuing a Regulation A capital raise for the further development and production of the ProstaMetrix device.

invest.medicametrix.com

ProstaMetrix is an innovative solution that aids in the early detection of prostate cancer and assists in distinguishing between aggressive and indolent prostate cancers.


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The Problem

One in eight men will be diagnosed with prostate cancer

Prostate cancer is the **2nd LEADING CAUSE OF CANCER DEATH** in American men, behind only lung cancer

Currently, there is no cost-effective and non-invasive way to distinguish between aggressive and indolent prostate cancer. There is a critical need for low cost, more accurate prostate cancer screening in the early stages.

Market Opportunity

Medical device industry valued at: **$442.5 BILLION in 2020**

Prostate cancer diagnostics valued at: **$3.32 BILLION in 2020**

Next Generation Cancer Screening

ProstaMetrix System is a portable physician's office medical tech device that turns a digital rectal exam into a next generation cancer screening tool. The ProstaMetrix device makes it possible to treat multiple forms of prostate disorder and diseases in a low-cost, point-of-care and real-time procedure.

The Benefits of ProstaMetrix include:

- Less invasive diagnostic option for patients
- An efficient way for patients and physicians to monitor the progression of the disease
- Lower costs of diagnosis for patients
- Increased speed in diagnostic information available for physicians

The over-treatment of indolent cancer costs **$3.0 BILLION ANNUALLY**

ProstaMetrix can potentially reduce these costs.

The Investment Opportunity

- Patented, innovative and novel MedTech
- Certified for use in UK, Euro Zone and India (FDA approval likely in late 2022)
- No known direct competitors, first mover advantage
- Diverse, experienced management team with start-up company knowhow
- Developed, designed and engineered in the U.S.

Executive Team

Satish Vankayalapati Chairman
Robert Rudelius President & CEO
Christopher G. Lafarge COO
Richard C. Carlson Executive VP, Business Development
Peter N. Madras, M.D. Chief Scientific & Medical Officer
John A. Libertino, M.D. Medical Advisor

CONTACT: Ethan Karayannopoulos | T: +1 (833) 663-8748 | E: ethan@medicametrix.com | invest.medicametrix.com


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invest.medicametrix.com

Disclaimer

'The information contained in this fact sheet does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and reviews of MedicaMetrix (the "Company") and of the information contained in this presentation. Prospective investors should consult their own professional advisors to assess their potential investment in the Company. This fact sheet contains "forward-looking statements" within the meaning of applicable Canadian and U.S. securities legislation. Generally, any statements that are not historical facts may be forward-looking statements, and forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements include, but are not limited to: statements regarding the growth and acquisition strategy of the Company; details regarding the proposed business operations of the Company; intention to develop and launch new products; intention to enter into new markets; expectations regarding the co-operation with potential partners; and expectations regarding the growth of the markets and use of products and/or services. Furthermore, certain information set out herein may be considered as "financial outlook" within the meaning of applicable securities laws. Any such "financial outlook" has been approved by management of the Company. Such financial outlook is provided for the purpose of providing information about management's current expectations and plans relating to the future. Readers are cautioned that reliance on such information may not be appropriate for other purposes. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements, including risks, uncertainties and assumptions set out under the heading "Risk Factors" set out in the Company's public disclosure documents. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not undertake to update or revise any forward-looking statements that are included herein, except in accordance with applicable securities laws. This fact sheet has been provided to the recipient for information purposes only and no representation or warranty, express or implied, is made as to the completeness or accuracy of the information contained herein. The contents are not to be reproduced or distributed to the public or press. The information contained herein is not guaranteed as to its accuracy or completeness. Throughout this fact sheet various logos and trademarks will be used. These trademarks and logos are the property of their respective owners. An investment in the Company's securities should be considered highly speculative. There is no guarantee that an investment in the Company will earn any positive return in the short or long term. An investment in the Company is appropriate only for investors who have the capacity to absorb a loss of some or all of their investment. There are certain risk factors associated with an investment in the Company's securities. See "Risk Factors" set out in the Company's public disclosure documents. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Testing the Waters

The Company is "TESTING THE WATERS" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the Company does go ahead with an offering, it will only be able to make sales after it has filed with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted.

No offer to buy securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation of commitment of any kind an offering statement regarding this offering has been filed with the SEC You may obtain a copy of the preliminary Offering Circular that is part of that offering statement from: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

Invest in the Future of Prostate Health

An Innovative medtech device designed to improve prostate health management

Indicate Your Interest In Our Offering

*See Legal Disclaimer at the bottom of the page.


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"We believe that we are leading the development of a new paradigm that transforms the diagnosis, treatment, screening, monitoring, and management of prostate care early, with the patient's journey in mind. The unmet medical need addressed by the ProstaMetrix device is assisting in distinguishing aggressive from indolent prostate cancer."

– Christopher G. LaFarge, Chief Operating Officer

The Current Problem With Prostate Health Management

Prostate cancer is the second most common cancer in American men, second only to skin cancer. Currently, there is no cost-effective and non-invasive way to distinguish between aggressive and indolent prostate cancer.

One in eight men will be diagnosed with prostate cancer, over 33,330 will die in the US alone

2nd

Prostate cancer is the second leading cause of cancer death in men in the US

There is often an overtreatment of indolent cancers and delayed treatments for those with aggressive types.

Indicate Your Interest In Our Offering

*See Legal Disclaimer at the bottom of the page.


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The Solution

The ProstaMetrix™ System

ProstaMetrix is a portable, physician's office medical tech device that turns a digital rectal exam into a next generation cancer screening tool. The ProstaMetrix device makes it possible to treat multiple forms of prostate disorder and diseases in a low-cost, point-of-care and real-time procedure.

How it Works

- Encoder is placed over fingertip during a routing digital rectalexam (DRE).
- Fiber optic sensors coupled with patented technology measures prostate width and accurately calculates crucial prostate volume.
- Prostate volume measurements are delivered on screen in real-time.


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The Benefits of ProstaMetrix™

prostametrix

- Less invasive diagnostic option for patients
- An efficient way for patients and physicians to monitor the progression of the disease
- Lower costs of diagnosis for patients
- Increased speed in diagnostic information available for physicians
- Reduction of over-treatment of indolent cancer, which exceeds $5.0 billion annually in the United States





Market Opportunity

Through the development of ProstaMetrix, MedicaMetrix is well-positioned to provide value to investors in a growth industry.

Medical device industry valued at **$456.9** billion in 2020, and is increasing at a compounded annual growth rate (CAGR) of **6.1%**

Prostate Cancer Diagnostics market valued at **$3.32** billion in 2020 and expected to reach **$7.65** billion by 2027 for CAGR of **13.2%**

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MedicaMetrix Growth Track


May 13th, 2020
Incorporation of MMx
July / August 2020
Series A [raised $500.000]
August 2020
ISO 13485 for Lowell Granted
September 2020
Prostametrix
Successful CE Audit (for sales in UK/EU) CE for SureSet
October 2020
ISO 13485 and ISO 45001 for India Granted
YE2020
January 2021
Series B [raised $3.000.000]
May 2021
IRB approval for PMx study in India
May 2021
FDA registration pre-submission
June 2021
Controller redesign
July 2021
Encoder redesign
August 2021
India manufacturing operations stablished
Sept 2021
ISO 13485
For Indian manufacturing facility

Traction

MedicaMetrix has developed and manufactured a revolutionary prostate screening device, ProstaMetrix, which has been certified for use in the Eurozone, UK, and India.

2021 — Complete Product Development

- Prepare for clinical and economic assessment trials of ProstaMetrix in the UK

Jan-Jun 2022 — UK Clinicals & Market Launch

- Begin recruitment of "early adopter" urologists in the EU
- Begin recruitment of "early adopter" urologists in Southeast Asia
- Complete ProstaMetrix U.S. pivotal trial for the FDA 510K filing
Initiate market trials in the EU

July-Dec 2022 — EU Market Launch & Global Distribution

- Initiate limited market release in select metro markets in Germany and the Netherlands.
- Obtain FDA 510K clearance
- Pursue additional global distribution partners in the EU, Middle East and Southeast Asia

Leadership Team

MedicaMetrix has a proven leadership team with years of experience creating successful new companies, launching new medical products and technologies, and creating value for early-stage to global 100 companies.



Satish Vankayalapati

Chairman

Read Bio >>



Robert Rudelius

President and Chief Executive Officer

Read Bio >>



Christopher G. Lafarge

Chief Operating Officer

Read Bio >>



Richard C. Carlson

Executive VP Business Development

Read Bio >>



Peter Madras

M.D. Director, Clinical Research

Read Bio >>



John A. Libertino

M.D., Medical Advisor

Read Bio >>

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MedicaMetrix Appoints Jeff Muzzy as Chief Technology Officer

Muzzy brings distinctive technology and business leadership experience to MedicaMetrix BOSTON, MASSACHUSETTS...

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MedicaMetrix Receives ISO 13485 Certification from GMED for its Quality Management System

This certification establishes that the company's quality management system complies with the...

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CONTACT

Global Headquarters
600 Suffolk Street, Suite 250
Lowell, MA 01854, USA

IR Advisor

Ethan Karayannopoulos

Phone:+ 1 (833) 663-8748

ethan@medicametrix.com

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

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medicametrix™

Dear *|FNAME|*,

We invite you to learn about our innovative Prostate Diagnostic Device.

As you know, differentiating between aggressive and indolent cancers is difficult. For patients, this can mean invasive procedures, painful biopsies, and over-treatment of indolent cancers, meaning that patients whose aggressive cancers require urgent treatment may not receive the care they need in time. With 1 in 8 men diagnosed with prostate cancer, this has serious ramifications for the MedTech industry.

MedicaMetrix has developed an innovative new medical device, ProstaMetrix.

MedicaMetrix has developed an innovative new medical device, ProstaMetrix.

Designed to help physicians more easily manage prostate care and assist in differentiating between aggressive and indolent cancers, ProstaMetrix has the potential to reduce the risk of misdiagnosis and unnecessary treatment, and most importantly, improve the patient experience.


medicametrix

MedicaMetrix is currently testing the waters for a Regulation A+ capital raise.

View our Deck for Investment Opportunity

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

medicametrix™

* Forward-Looking Statement:

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

*Testing Waters:

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT

FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

View this email in your browser


medicametrix™

Hello *|FNAME|*,

MedicaMetrix has developed ProstaMetrix, a portable physician's office medical tech device that utilizes proprietary roller-wheel technology and fibre-optic sensors to quickly and accurately measure prostate width and volume.

The benefits of ProstaMetrix include:

- Less-invasive diagnostic option for patients
- An efficient way for patients and physicians to monitor the progression of the disease
- Lower costs of diagnosis for patients
- Faster diagnostic information available for physicians


medicametrix

- **Faster** diagnostic information available for physicians



- **Reduction of over-treatment** of indolent cancer, which exceeds $3.0 billion annually in the United States

"We are leading the development of a new paradigm that transforms the diagnosis, treatment, screening, monitoring, and management of prostate care early, with the patient's journey in mind. The unmet medical need addressed by the ProstaMetrix device is assisting in distinguishing aggressive from indolent prostate cancer."

Christopher G. LaFarge, Chief Operating Officer

MedicaMetrix is currently testing the waters for their Regulation A+ capital raise.

Schedule a call with our Investor Relations Director

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

medicametrix™

* Forward-Looking Statement:

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

*Testing Waters:

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT

FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

View this email in your browser


medicametrix™

Hello *|FNAME|*

The Prostate Cancer Diagnostics market is projected to grow to $7.65 billion by 2027, at a CAGR of 13.2%, and with their innovative technology, ProstaMetrix, MedicaMetrix is positioning themselves to be a part of this industry.

ProstaMetrix is an innovative physician's office medical tech device that we believe has the ability to transform a standard digital rectal exam into a next-generation cancer screening process. Its proprietary technology and ease of use provides physicians with a valuable new tool, which we believe has the potential to:



- Reduce the risk of over-treatment of indolent cancers: ProstaMetrix can reduce the frequency of patients with indolent cancers being sent for unnecessary tests and treatments


TAP
TO START
medicametrix

- Reduce the risk of over-treatment of indolent cancers: ProstaMetrix can reduce the frequency of patients with indolent cancers being sent for unnecessary tests and treatments
- Increase diagnostic speed for physicians: ProstaMetrix can allow urologists to make in-office decisions
- Lowers cost for patients

MedicaMetrix is currently testing the waters for their Regulation A+ capital raise.

Schedule a Call with our Investor Relations Director

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

medicametrix™

* Forward-Looking Statement:

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

*Testing Waters:

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT
FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

View this email in your browser



Hello << Test First Name >>,

Thanks for your interest in MedicaMetrix!

MedicaMetrix, provides cutting-edge technologies and device solutions that aim to transform the prostate healthcare status quo, to lead to better medical outcomes, streamlined care and to enhance patient experiences. We believe that our revolutionary device, ProstaMetrix, provides a first-of-its-kind screening solution that will transform the prostate diagnostic process. We believe that this device:


TAP
TO START
medicametrix

- **Provides faster diagnostic information and monitors disease progression**
- **Reduces the number of unnecessary and costly imaging procedures and potentially harmful biopsies**
- **Lowers diagnostic treatment and imaging costs for patients**
- **Reduces over-treatment of indolent cancer**

Discover more about this innovative MedTech

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

*** Forward-Looking Statement:**

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

***Testing Waters:**

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

[View this email in your browser]


medicametrix™

Hello << Test First Name >>,

Affecting 1 in 8 men, prostate cancer is one of the most common cancers across the US and the globe.

MedicaMetrix's innovative technology, ProstaMetrix, is a low-cost monitoring device that measures the volume of the prostate and assists doctors with monitoring and managing treatment. This single device can prevent unnecessary cost and stress for patients with less threatening prostate issues, while freeing up time for more important procedures for those with aggressive cancer.

- **Prostate cancer's severity is often misdiagnosed**
- **With traditional screening processes, it's difficult to measure volume of prostate cancer accurately**
- **Side effects of ill-conceived or unnecessary biopsies are often harmful**
- **Biopsies and imaging scans come at high-costs to patients**



The ProstaMetrix device not only helps doctors monitor the prostate volume and distinguish indolent from aggressive prostate cancer—but it also allows them to manage treatments that are needed accordingly.

Join Our Investor List

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

*** Forward-Looking Statement:**

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

***Testing Waters:**

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

View this email in your browser


medicametrix™

Hello << Test First Name >>,

In coordination with front-line clinicians, MedTech developers, and innovators, MedicaMetrix has taken over the development of and plans to commercialize a low-cost, portable physician's office medical tech device that turns a digital rectal exam into a next-generation cancer screening tool. Advancing the diagnostic process and the sizeable need for better management and monitoring of prostate health, ProstaMetrix utilizes:

- **Patented Medical Technology**
- **Fiber Optic Sensors**
- **Proprietary Roller-wheel Technology**

ProstaMetrix results can provide a real-time indication of prostate health. A minimally invasive medical screening device, ProstaMetrix accurately measures the volume of the prostate gland which, when combined with PSAD figures, is a prognostic indicator for disease management.

Schedule a Call with Investor Relations

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

medicametrix™

*** Forward-Looking Statement:**

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

***Testing Waters:**

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

View this email in your browser


medicametrix™

Hello << Test First Name >>,

ProstaMetrix can aid urologists in determining between indolent and aggressive forms of prostate cancer.

Distinguishing between aggressive and indolent forms of prostate cancer is difficult. PSA tests and Digital Rectal Exams can alert doctors to the presence of cancer, but there is no precise way to determine, definitively, whether the cancers detected will cause symptoms or harm during a man's lifetime. Often, this leads to the over treatment of indolent cancers, and potential delays in treatment for those with aggressive cancer.



MedicaMetrix's innovative technology, ProstaMetrix, enables doctors to measure prostate width, volume and PSAD (a more accurate predictor of prostate cancer), on-screen in real-time.

As a result, we believe that the overall process will be less intrusive, eliminate unnecessary procedures or surgeries, reduce patient costs and risks for deleterious side effects—which taken together improves the overall patient healthcare experience.

Schedule a call with our Investor Relations Director

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

medicametrix™

*** Forward-Looking Statement:**

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

***Testing Waters:**

THE COMPANY IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. THE COMPANY IS NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. IT MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF THE COMPANY DOES GO AHEAD WITH AN OFFERING, IT WILL ONLY BE ABLE TO MAKE SALES AFTER IT HAS FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION THE COMPANY IS PROVIDING NOW, AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: https://www.sec.gov/Archives/edgar/data/1815630/000149315221024949/partiiandiii.htm

View this email in your browser

Hello << Test First Name >>,

MedicaMetrix is on a mission to provide first-of-its-kind screening systems. Utilizing unique proprietary and patented technology, the company leverages first-mover advantage.

ProstaMetrix calculates PSAD, a better predictor of prostate cancer. The prostate measurement system provides volumetric results, which helps physicians assess a patient's prostate status to provide more directed care and treatment.

Prostate health and medical devices are vast and growing markets:



- **Prostate cancer is the second leading cause of cancer death in men in the US**
- **Over 34,000 men each year die from prostate cancer,**
- **Medical device industry valued at $456.9 billion in 2020, and is increasing at a compounded annual growth rate (CAGR) of 6.1%**
- **Prostate Cancer Diagnostics market valued at $3.32 billion in 2020 and expected to reach $7.65 billion by 2027 for CAGR of 13.2%**

Providing early-stage diagnostics, the single device offers a low-cost, minimally invasive solution with an added convenience available through a routine office procedure—values which pre-existing testing tools cannot provide altogether.

We believe that MedicaMetrix's competitive edge will not only drive value for patients, clinicians, payers and payers–but it is also leading the development of a new paradigm that transforms the diagnosis, treatment and management of prostate care early with the patient's journey in mind.

Learn more about this Investment Opportunity

MedicaMetrix, provides innovative technologies and device solutions that transform the prostate healthcare status quo, leading to better medical outcomes, streamlined care and enhanced patient experience.

medicametrix™

*** Forward-Looking Statement:**

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